Reverse Takeover	12 Months Ended
Oct. 31, 2019
Reverse Takeover
Reverse Takeover

2.	Reverse Takeover

The Company entered into a definitive transaction agreement (the “Definitive Agreement”) dated October 31, 2018 with GR Unlimited and Grown Rogue Canada Inc. (“Grown Rogue Canada”) and Novicius Acquisition Corp. (“Novicius Subco”) which resulted, through a series of transactions, in the acquisition of all of the equity interests of GR Unlimited and Grown Rogue Canada by the Company (the “Transaction”), such that, immediately following completion of the Transaction on November 15, 2018, approximately 86% of the issued and outstanding shares of the Company were owned by the former unitholders of GR Unlimited. Prior to close of the Transaction the Company completed a consolidation of its common shares on the basis of 1.4 pre-consolidated common shares for 1 post-consolidated common share. Upon close of the Transaction, the Company issued, in aggregate, 60,746,202 common shares to the GR Unlimited unitholders for all of the outstanding units of GR Unlimited, 100,000 common shares to a director of Grown Rogue Canada and 839,790 common shares to former debtholders of the Company. Holders of warrants and convertible debentures of GR Unlimited and Grown Rogue Canada exchanged such securities for warrants and convertible debentures, with substantially the same terms, of the Company on a one for one basis.

The Transaction constituted a reverse takeover of the Company by the shareholders of GR Unlimited but did not meet the definition of a business combination under IFRS 3. As such, the Transaction is accounted for under IFRS 2, where the difference between the consideration given to acquire the Company and the net asset value of the Company is recorded as a transaction expense. Since GR Unlimited is deemed to be the accounting acquirer for accounting purposes, these financial statements present the historical financial information of GR Unlimited up to the date of the Transaction.

The allocation of the consideration transferred is as follows:

3,773,689 shares at a price of CAD$0.315 per share	$900,403
Net assets (liabilities) of the Company acquired	(604,107)
Transaction costs	$1,504,510

The acquisition-date fair value of the consideration transferred by the existing equity holders of GR Unlimited is based on the number of shares of the combined entity that are held by the existing shareholders of the Company. The fair value of the consideration was based on the private placement transactions entered into by GR Unlimited.

Upon completion of the Transaction, the former shareholder of Grown Rogue Canada controlled less than 1% of the issued and outstanding common shares of the Company (not including holders of subscription receipts of Grown Rogue Canada). For accounting purposes, the Company has been identified as the acquirer and Grown Rogue Canada the acquired company. Since Grown Rogue Canada’s operations do not constitute a business, this transaction has been accounted for as a share-based payment. As such, Grown Rogue Canada’s balances are accounted for at fair value, with the balance of the purchase price in excess of the fair value of the acquired assets and liabilities of Grown Rogue Canada accounted for as transaction costs. Grown Rogue Canada’s historical share capital, deficit and contributed surplus have been eliminated.

The allocation of the consideration transferred is as follows:

100,000 common shares at a price of CAD$0.315 per share	$23,860
Fair value of warrants of the Company issued (note 15vii)	893,646
Total consideration transferred	917,506
Net assets of Grown Rogue Canada acquired	61,447
Transaction costs	$856,059

In addition to the costs mentioned above, the Company incurred cash transaction costs of $1,093,221.